SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 17, 2005

                    SECURITY INTELLIGENCE TECHNOLOGIES, INC.
                    ----------------------------------------
               Exact name of Company as specified in its charter)


        Florida                       000-31779                  65-0928369
        --------                      ---------                 ------------
    (State or other                  (Commission               (IRS Employer
jurisdiction of Formation)           File Number)            Identification No.)



        145 Huguenot Street, New Rochelle, NY                       10801
        -------------------------------------                       -----
       (Address of principal executive offices)                   (Zip Code)


         Company's telephone number, including area code (914)-654-8700

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Item 5.03  Amendment to Articles of Incorporation or By-laws

         On November 17, 2005 the Company's board of directors authorized a three-for-one stock distribution pursuant to which the Company will issue two shares of common stock for each share outstanding on the record date, November 28, 2005. The shares will be distributed to stockholders on or about December 5, 2005.

         In connection with the stock distribution, the board of directors, on November 17, 2005, authorized an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of the Company's common stock, par value $.0001 per share, from 100,000,000 to 300,000,000, effective on November 28, 2005.

Item 9.01  Financial Statements and Exhibits.

         (c)   Exhibits

         3.1 Articles of Amendment relating to the number of authorized shares of common stock of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly authorized and caused the undersigned to sign this Report on the Company's behalf.



                           SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                           By: /s/ BEN JAMIL
                               -------------
                               Ben Jamil, President and Chief Executive Officer




Dated:  November 21, 2005